Exhibit 10.7

GLAUKOS CORPORATION

AMENDMENT TO SERIES D WARRANTS

This Amendment to Series D Warrants (this “Amendment”), dated as of July 10, 2014, is made by and among Glaukos Corporation, a Delaware corporation (the “Company”), and the holders of Series D Warrants (as defined below).

RECITALS

A.            Pursuant to a Note and Warrant Purchase Agreement, dated as of September 15, 2010 (the “Purchase Agreement”), the Company issued to the purchasers of notes thereunder warrants to purchase shares of the Series D Preferred Stock of the Company (each, a “Series D Warrant,” and collectively, the “Series D Warrants”).

B.            Pursuant to Section 7 of the Series D Warrants, the Series D Warrants may be changed, waived, discharged or terminated by an instrument in writing signed by the Company and the holders of Series D Warrants to purchase a majority of the aggregate number of shares of the Series D Preferred Stock of the Company initially issuable upon exercise of all outstanding Series D Warrants.

C.            The Company and the holders of Series D Warrants to purchase a majority of the aggregate number of shares of the Series D Preferred Stock of the Company initially issuable upon exercise of all outstanding Series D Warrants desire to amend the Series D warrants on the terms and conditions set forth herein.

D.            The undersigned (the “Holders”) parties to this Amendment, other than the Company, have the requisite votes to amend each of the Series D Warrants.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.             Each of the Series D Warrants is hereby amended to add at the end of Section 2(a) thereof the following:

“This Warrant shall expire and shall no longer be exercisable effective immediately upon the closing of a firm commitment underwritten initial public offering pursuant to an effective registration statement filed under the Act covering the offering and sale of shares of the Company’s Common Stock (the “IPO Closing”).  If the Holder of this Warrant has not elected to exercise this Warrant prior to the IPO Closing, then, effective immediately prior to the expiration hereof pursuant to the preceding sentence, this Warrant shall automatically be exercised (without any act on the part of the Holder) and be deemed to have been exercised pursuant to Section 5 of this Warrant immediately prior to such expiration hereof to the extent such net exercise would result in the issuance of Shares, unless the Holder shall earlier have provided written notice to the Company that the Holder desires for the Warrant to expire unexercised. For purposes of determining fair market value of a Share for purposes of the letter “A” in the formula set forth in Section 5(b) of this Warrant, solely in the context of an automatic net exercise hereof pursuant to the immediately preceding sentence, the Holder and the Company hereby agree that the fair market value of a Share shall be, and is hereby determined to be, the price per share at which shares of the Common Stock of the Company are sold in the IPO Closing. If this Warrant is automatically exercised as herein provided, the Company shall notify the Holder of the automatic exercise hereof and the Holder shall surrender the Warrant to the Company.”

2.             Except as herein amended, the Warrants shall in all other respects remain unchanged and in full force and effect according to their respective terms.

3.             This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Amendment by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the Company and each of the Holders have executed this Amendment as of the date set forth in the first paragraph hereof.

COMPANY

GLAUKOS CORPORATION

By:	/s/ Thomas W. Burns
Thomas W. Burns
President and Chief Executive Officer

SIGNATURE PAGE TO AMENDMENT TO SERIES D WARRANTS

HOLDERS:

DOMAIN PARTNERS IV, L.P.

By:	One Palmer Square Associates IV, L.L.C.

Its:	General Partner

By:	/s/ Kathleen K. Schoemaker
Kathleen K. Schoemaker
Managing Member

SIGNATURE PAGE TO AMENDMENT TO SERIES D WARRANTS

HOLDERS:

VERSANT VENTURE CAPITAL I, L.P.

By:	Versant Ventures I, L.L.C.,
Its General Partner

By:	/s/ William J. Link
William J. Link, Ph.D.,
Managing Director

VERSANT AFFILIATES FUND I-A, L.P.

By:	Versant Ventures I, L.L.C.,
Its General Partner

By:	/s/ William J. Link
William J. Link, Ph.D.,
Managing Director

VERSANT AFFILIATES FUND I-B, L.P.

By:	Versant Ventures I, L.L.C.,
Its General Partner

By:	/s/ William J. Link
William J. Link, Ph.D.,
Managing Director

VERSANT SIDE FUND I, L.P.

By:	Versant Ventures I, L.L.C.,
Its General Partner

By:	/s/ William J. Link
William J. Link, Ph.D.,
Managing Director

SIGNATURE PAGE TO AMENDMENT TO SERIES D WARRANTS

HOLDER:

FRAZIER HEALTHCARE V, L.P.
By: FHM V, LP, its General Partner
By: FHM V, LLC, its General Partner

By:	/s/ Nathan Every

SIGNATURE PAGE TO AMENDMENT TO SERIES D WARRANTS

HOLDER:

GUND INVESTMENT LLC

By:	/s/ Warren Thaler
Warren Thaler
Manager

SIGNATURE PAGE TO AMENDMENT TO SERIES D WARRANTS

HOLDERS:

INTERWEST PARTNERS IX, LP

By:	Interwest Management Partners IX, LLC

By:	/s/ Gilbert H. Kliman
Gilbert H. Kliman,
Managing Director

SIGNATURE PAGE TO AMENDMENT TO SERIES D WARRANTS

HOLDERS:

MONTREUX EQUITY PARTNERS IV, LP

By:	Montreux Equity Management IV, LLC, its General Partner

By:	/s/ John Savarese

SIGNATURE PAGE TO AMENDMENT TO SERIES D WARRANTS

HOLDER:

OrbiMed Private Investments III, LP

By:	OrbiMed Capital GP III LLC,
its General Partner

By:	OrbiMed Advisors LLC,
its Managing Member

By:	/s/ Jonathan Silverstein
Name:
Title:

OrbiMed Associates III, LP

By:	OrbiMed Advisors LLC,
its General Partner

By:	/s/ Jonathan Silverstein
Name:
Title:

SIGNATURE PAGE TO AMENDMENT TO SERIES D WARRANTS